UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 24, 2023

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FLEETCOR Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
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☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2023, FLEETCOR Technologies, Inc. (the "Company" or "FLEETCOR") announced the appointment of Annabelle Bexiga to its Board of Directors and the retirement of Mark Johnson. These changes are effective immediately.

Ms. Bexiga brings an accomplished career in technology to the FLEETCOR Board, having served most recently as the Chief Information Officer at AIG, multinational finance and insurance corporation, from 2015 to 2017 and TIAA, a Fortune 100 financial services organization, from 2010 to 2015, and various leadership positions at Bain Capital, a private investment firm, from 2008 to 2010 and JP Morgan, a multinational financial service company, from 2002 to 2006. She also serves on a number of private and public Boards, including Triton International Limited, StoneX Group Inc., DWS Group GmbH & Co. KGaA, and Quantexa Ltd., a private, advanced-analytics technology company. Ms. Bexiga will join FLEETCOR’s Information Technology and Security Committee.

Mr. Johnson is retiring from the FLEETCOR Board after 19 years of service.

Ms. Bexiga was not elected pursuant to any arrangement or understanding with the Company or any other person, and there are no actual or proposed transactions between Ms. Bexiga or any of her immediate family members and the Company that would require disclosure under Item 404(a) of Regulation S-K in connection with her appointment as a director of the Company. The Board has affirmatively determined that Ms. Bexiga qualifies as an independent director as defined by the listing standards of the New York Stock Exchange and the Company’s corporate governance guidelines.

In connection with her service on the Board, Ms. Bexiga will be entitled to the Company’s customary non-employee director compensation package, commencing in January 2023. The Company has also entered into an indemnification agreement on the Company’s standard form with Ms. Bexiga.

A copy of the press release issued by the Company on January 27, 2023 regarding Ms. Bexiga’s appointment and Mr. Johnson's retirement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No. 99.1, FLEETCOR Technologies, Inc. press release dated January 27, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

January 27, 2023	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel

Exhibit Index

Exhibit No.	Description

99.1	FLEETCOR Technologies, Inc. press release dated January 27, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)